EXHIBIT 13.2

CERTIFICATION OF PERIODIC FINANCIAL REPORT

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Korea Electric Power Corporation (the “Company”) on Form 20-F for the fiscal year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Oh, Heung-Bok, Corporate Senior Vice President and Chief Financial and Strategic Planning Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2024

By:	/s/ Oh, Heung-Bok
Name:	Oh, Heung-Bok
Title:	Corporate Senior Vice President and Chief Financial and Strategic Planning Officer